UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

READING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-8625	95-3885184
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300, Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 213-235-2240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

Reading International, Inc. (the "Company") announced that the Nevada District Court dismissed with prejudice all claims asserted against the Company's Directors Guy Adams, Ellen Cotter and Margaret Cotter by James J. Cotter, Jr, in his purported derivative litigation in the case of Cotter v. Cotter, et al, Case No. A-15-719860-B (District Court of the State of Nevada for Clark County). The District Court granted the summary judgment motions from the bench on June 19, 2018, and a final order is now being prepared. The previously announced July 9, 2018 trial date has been vacated.

All claims against Directors Judy Codding, William Gould, Edward L. Kane, Douglas McEachern and Michael Wrotniak were previously dismissed with prejudice by the District Court's order dated December 28, 2017.

The dismissal with prejudice of claims against the Company's Directors was entered by the District Court over the protests of Mr. Cotter, Jr., and it is anticipated that Mr. Cotter, Jr. will likely appeal the District Court's decision. Mr. Cotter, Jr. has previously appealed the District Court's December 28, 2017 decision dismissing the above-named directors.

The Company's press release with respect to this announcement is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Some statements in this Current Report on Form 8-K may contain a variety of forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect only the Company's expectations regarding future events and operating performance and necessarily speak only as of the date the information was prepared. No guarantees can be given that the Company's expectations will in fact be realized, in whole or in part. You can recognize these statements by our use of words such as, by way of example, "may," "will," "expect," "believe," and "anticipate" or other similar terminology.

These forward-looking statements reflect the Company's expectation after having considered a variety of risks and uncertainties. However, they are necessarily the product of internal discussion and do not necessarily completely reflect the views of individual members of the Company's Board of Directors or of its management team. Individual members of the Company's Board of Directors and individual members of its management team may have different views as to the risks and uncertainties involved, and may have different views as to future events or the Company's operating performance.

Among the factors that could cause actual results to differ materially from those expressed in or underlying the Company's forward-looking statements are the issuance by the Nevada District Court of its final written order and the outcomes of rulings by trial or appellate courts considering the matters discussed herein.

In addition to the forward-looking factors set forth above, the Company encourages you to review Item 1A. "Risk Factors," from its Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q and other filings we may make under the Securities Exchange Act of 1934, from time to time.

Finally, the Company undertakes no obligation to publicly update or to revise any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. Accordingly, you should always note the date to which the Company's forward-looking statements speak.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated June 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reading International, Inc.

Date: June 21, 2018	/s/ S. Craig Tompkins
S. Craig Tompkins
Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated June 21, 2018